SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 16, 2007

ACORN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-50678 (Commission File No.)	20-5622985 (IRS Employer Identification No.)

1035 Park Avenue Suite 7B New York, New York (Address of principal executive offices)	10028 (Zip Code)

Registrant's telephone number including area code: (646) 827-9362

SYNTONY GROUP, INC.

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      5.02(b)    Resignation of a Director.

        On January 16, 2007, Acorn Acquisition Corp. (the "Company") received a letter from Mr. Robert Lawrence Banner, pursuant to which Mr. Banner resigned as a director of the Company effective immediately.  Mr. Banner's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 16, 2007	ACORN ACQUISITION CORP. By: /s/ Alain U. Vetterli Alain U. Vetterli Chief Executive Officer